UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2003

American Woodmark Corporation

(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

American Woodmark Corporation

ITEM 5.	OTHER EVENTS

On September 2, 2003, the Registrant announced a quarterly cash dividend of $0.05 per share to be paid on September 29, 2003 to shareholders of record on September 15, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(C)	Exhibits.

99.1	The Registrant’s Press Release dated September 2, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION (Registrant)

/s/ DENNIS M. NOLAN, JR.	/s/ KENT B. GUICHARD

Dennis M. Nolan, Jr. Corporate Controller	Kent B. Guichard Senior Vice President, Finance and Chief Financial Officer

Date: September 2, 2003 Signing on behalf of the registrant and as principal accounting officer	Date: September 2, 2003 Signing on behalf of the registrant and as principal financial officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	The Registrant’s Press Release dated September 2, 2003